Master Lease Agreement
Lease No. 2557

THIS MASTER LEASE AGREEMENT ("Lease") is made this 28th day of December, 2000, by and between PNC LEASING. LLC ("Lessor"), a subsidiary of PNC Bank, National Association (the "Bank"), with an address at Two PNC Plaza, 13th Floor, 620 Liberty Avenue, Pittsburgh, Pennsylvania 15222-2719, and SUPREMA SPECIALTIES NORTHWEST, INC. ("Lessee"), with its principal place of business at 510 East 35th Street, Paterson, New Jersey 07543-0280.

     1    LEASE AGREEMENT. Lessor hereby leases to Lessee, and Lessee hereby rents from Lessor, all the machinery, equipment and other personal property (individually an "Item of Equipment" and collectively the "Equipment") described in Schedules of Leased Equipment which may be executed by Lessor and Lessee and attached hereto or incorporated herein by reference ("Schedules"). "Equipment" shall mean the Equipment described in a specific Schedule, unless the context clearly indicates otherwise. The disposition of any rights or obligations of either party under this Lease in conjunction with any Schedule shall not affect the rights and/or obligations with either party under any other Schedule, so long as Lessee is not in default under this Lease or any Schedule beyond any applicable cure period. In the event of any such default by Lessee beyond any applicable cure period, Lessor may declare this Lease and any Schedule to be in default hereunder and Lessor may proceed with its remedies against Lessee in accordance with paragraph 24 herein, with respect to any particular Schedule or all Schedules. The terms of this Lease are also modified by any one or more Supplements which are attached to and which make reference to this Lease (a "Supplement"). A Supplement contains terms and conditions applicable to the type of equipment leasing product described therein. An executed counterpart of this Lease (including any Schedules, Supplements, amendments, addenda or riders thereto) or a photocopy thereof, together with an executed original of any numbered Schedule (marked "Lessor," if more than one counterpart of such Schedule is executed), shall be the original "lease" for the Equipment described in such Schedule and together they shall constitute a separate and enforceable lease. All other executed counterparts (if any) shall be marked and considered a "Duplicate". Facsimiles will be considered "originals" upon receipt and countersignature by Lessor for all evidentiary purposes including any requirement of a "writing" under applicable Statute of Frauds provisions. To the extent this Lease constitutes chattel paper, as that term is defined in the Uniform Commercial Code as adopted and in effect in the Commonwealth of Pennsylvania ("UCC"), no security interest in the Lease may be created through the transfer of possession of any counterpart other than Lessor's counterpart of the numbered Schedule.

     2    TERM. The obligations under this Lease begin with Lessor's written acceptance and shall end upon full performance and observance of all terms, conditions and covenants of the Lease and any extensions. The rental term for Equipment begins on the date indicated on the related Schedule and shall end on the last day of the term stated in such Schedule. Lessee may not terminate the Lease or any Schedule prior to the last day of the term except as otherwise provided in such Schedule. Any interim rental term shall be set forth in any such Schedule.

     3    RENT. The rent, including interim rental payments, for the Equipment shall be the amount stated in the applicable Schedule (the "Rent"). Rent is an absolute obligation of


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Lessee due as specified in each applicable Schedule irrespective of any claims, demands, set-offs, actions, suits or proceedings that Lessee may have or assert against Lessor or any vendor of Equipment. Rent shall be payable to Lessor at P.O. Box 640306, Pittsburgh, PA 15264-0306, or at such other place as Lessor or its assigns may designate in writing to Lessee.

     4    DELINQUENT RENT PENALTY. If any Rent or other amount due is not paid when due for ten (10) days following receipt of Lessor's invoice, Lessee agrees to pay a delinquent rent penalty of three percent (3%) on the amount of such Rent or other amount due, but not exceeding the lawful maximum, if any. Delinquent interest at a rate per annum equal to the Bank's prime rate shall be payable on demand with respect to all such delinquent amounts. Interest shall accrue whether or not judgment has been entered.

     5    ADVANCES. Before the beginning date of the base lease term, Lessor may in its sole discretion make such advances, deposits and reimbursements as may be required for purchase of the Equipment. Before Lessor makes any advance, Lessee agrees to sign and deliver a Progress Payment Addendum and any other documents Lessor may reasonably request, such as certified resolutions, incumbency certificates or other evidence of authority and opinions of counsel in form and substance reasonably satisfactory to Lessor.

     6    DELIVERY AND INSTALLATION. Lessee will select the Equipment and the supplier, and in reliance thereon, Lessor will order the Equipment, or Lessor may, at its option, accept from Lessee an assignment of any existing purchase order. Lessor shall not be liable for loss or damage for any reason, such as failure of or delay in delivery, delivery to wrong location, delivery of improper equipment or property other than the Equipment, defects in or damage to the Equipment, governmental regulations, strikes, embargoes or other causes, circumstances or events. If the cost of any Item of Equipment differs from the price set forth in the purchase order, the periodic rental shall be changed to fully reflect any such difference.

     7    WARRANTY OF LESSEE'S QUIET POSSESSION. Lessor covenants, subject to the disclaimer of warranties set forth immediately below, that so long as Lessee faithfully performs this Lease, Lessee may quietly possess and use the Equipment without interference by Lessor, or by any party claiming by or through Lessor.

     8    DISCLAIMER OF WARRANTIES. LESSEE ACKNOWLEDGES AND AGREES THAT (i) THE
EQUIPMENT AND EACH PART THEREOF IS OF A SIZE, DESIGN, CAPACITY, AND MANUFACTURE SELECTED BY AND ACCEPTABLE TO LESSEE, (ii) LESSEE IS SATISFIED THAT THE
EQUIPMENT AND EACH PART THEREOF IS SUITABLE FOR ITS RESPECTIVE PURPOSE, (iii) LESSOR IS NOT A MERCHANT, MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND,
(iv) THE EQUIPMENT AND EACH PART THEREOF IS LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED AND IN THE STATE AND CONDITION WHEN THE SAME FIRST BECAME SUBJECT TO TIES LEASE, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY LESSOR AND (v) LESSOR LEASES THE EQUIPMENT, AS IS, WITHOUT WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO (A) THE CONDITION, FITNESS, DESIGN, QUALITY, CAPACITY,
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WORKMANSHIP, OPERATION, AND MERCHANTABILITY OF THE EQUIPMENT, (B) LESSOR'S TITLE
THERETO, OR (C) ANY OTHER MATTER WHATSOEVER, IT BEING AGREED THAT ALL SUCH
RISKS, AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE, AND THE BENEFITS OF ANY AND ALL IMPLIED WARRANTIES AND REPRESENTATIONS OF LESSOR ARE HEREBY
WAIVED BY LESSEE. Lessor is not responsible or liable for any direct, indirect, incidental, or consequential damage to, or loss resulting from, the installation, operation, or use of the Equipment or any product manufactured thereby. Lessee's recourse for breach of any representation or warranty of the vendor or supplier is limited to such vendor or supplier. Lessee will be subrogated to Lessor's claims, if any, against the manufacturer or supplier of the Equipment for breach of any warranty or representation and, upon written request from Lessee, Lessor shall take all reasonable action requested by Lessee to enforce any such warranty, express or implied, applicable to any of the Equipment, which is enforceable by Lessor in its own name, provided, however, that (a) Lessee is not in default and (b) Lessor shall not be obligated to resort to litigation to enforce any such warranty unless Lessee shall pay all expenses in connection therewith. Notwithstanding the foregoing, Lessee's obligations to pay the rentals or otherwise under this Lease shall be and are absolute and unconditional. All proceeds of any such warranty recovery from the manufacturer or supplier of the Equipment shall first be used to repair the affected Equipment

     9    NATURE OF EQUIPMENT. The Equipment shall remain personal property even if it is affixed to any real property. Lessee shall obtain and cause to be recorded, where appropriate, at its own expense, from each landlord, owner, mortgagee or any person or entity having an encumbrance or lien upon the real property where any of the Equipment is located, a waiver of any lien, encumbrance or interest which such third party might have or hereafter obtain or claim with respect to the Equipment. Lessee, at its expense, will protect and defend Lessor's title to the Equipment and will do everything required to keep the Equipment free and clear of all claims, levies, liens and encumbrances. Lessor assumes no liability and makes no representation as to the treatment by Lessee of this Lease, the Equipment, or the rental payments for financial accounting or tax purposes.

     10   LESSOR'S RIGHT OF INSPECTION. Lessor, or its authorized agents, shall have the right during normal business hours to enter upon the premises where the Equipment is located for the purpose of inspection. Provided no Event of Default has occurred and is continuing, Lessor shall provide Lessee prior notice of such inspection.

     11   USE OF EQUIPMENT. Lessee represents that it is leasing the Equipment for a business or commercial purpose and not for personal, family or household use. Lessee must use the Equipment in a careful and proper manner in conformity with (i) all statutes and regulations of each governmental authority having jurisdiction over Lessee and/or the Equipment and its use, and (ii) all policies of insurance relating to the Equipment and/or its use. In addition, Lessee shall not (i) use the Equipment in any manner that would impair the applicability of manufacturer's warranties or render the Equipment unfit for its originally intended use; (ii) permit anyone other than authorized and competent personnel to operate the Equipment; nor (iii) terminate the use of the Equipment prior to the last day of the term indicated in the applicable Schedule except as otherwise expressly provided for in this Agreement.


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     12   ALTERATIONS. Without Lessor's prior written consent, Lessee may only make alterations, modifications or attachments to the Equipment which maintain or improve its economic value, economic and useful life, or functional utility. To the extent alterations, modifications and attachments made to the Equipment are not removed upon the termination of the Lease, they shall automatically become Lessor's property. Under no circumstances shall any such alteration, modification or attachment be subject to third party financing or encumbered by Lessee or result in the creation of a mechanic's or materialman's lien, except as may arise by operation of law pending payment within ordinary business terms.

     13   MAINTENANCE AND REPAIRS. At its expense Lessee shall maintain, operate, repair and make all modifications to the Equipment in accordance with good industry practice, manufacturer's warranty requirements and specifications and Lessee's established operation, maintenance and repair programs, without discrimination as to leased equipment, so as to keep the Equipment in good working order for commercial purposes, and so as to comply with all applicable laws, regulations or governmental actions and so as not to incur liability (whether or not there is a lack of compliance) under any environmental law or otherwise account for any release of, or exposure to, any hazardous material. Lessor shall not be required to maintain, repair or replace the Equipment or part thereto and Lessee hereby waives the right, however arising, to (i) require Lessor to maintain, repair or replace any of the Equipment or part thereto, or
(ii) make repairs at Lessor's expense pursuant to any applicable law. Lessor may, upon reasonable advance notice to Lessee, review Lessee's established operating procedures and maintenance records to assure compliance with this section. Upon installation, title to replacement parts shall pass to Lessor, and be deemed part of the Equipment.

     14   RISK OF LOSS, DAMAGE AND THEFT.

          A. Lessee will bear all risk of loss, damage, theft or destruction, partial or complete, to the Equipment from and after delivery of the Equipment to a carrier FOB point of origin, whether the terms of shipment require or authorize the Equipment to be shipped by carrier, to be delivered to Lessee's place or places of business, or provide that Lessee accept possession of or title to the Equipment at any other location. Lessee shall promptly notify Lessor of any theft of or loss or material damage to the Equipment

          B. Neither total nor partial loss of use or possession of the Equipment shall abate the rent.

          C. The Equipment shall be deemed subjected to total loss (i) if it has disappeared regardless of the reason for disappearance or (ii) if it has sustained physical damage and the estimated cost of repair exceeds 75% of its fair market value on the date of damage. Lessee's duty to pay Rent for the Equipment subjected to total loss shall be discharged by paying to Lessor, on demand, ail accrued but unpaid Rent for such Equipment as of the date of disappearance or damage, plus the greater of: (i) Lessor's book value of the Equipment, which shall be deemed to be the Equipment's cost as set forth in the applicable Schedule minus straight-line depreciation based on recognized physical life prorated to the date of disappearance or damage, or (ii) the fair market value of the Equipment as of the date of disappearance or damage. The amount of applicable

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     insurance proceeds, if any, actually received by Lessor shall be subtracted from the amount for which Lessee is liable under this paragraph 14.

          D. Lessee shall cause the Equipment subjected to partial loss to be restored to original capability. Lessor shall, as such restoration proceeds upon terms and conditions reasonably acceptable to Lessor, pay to Lessee the proceeds of any insurance or compensation received by Lessor, by reason of such partial loss.

          E. Lessor shall not be obligated to undertake the collection of any claim against any person for either total or partial loss of the Equipment. After Lessee discharges its obligations to Lessor under either paragraph 14(c) or 14(d) above, Lessee may, for Lessee's own account, proceed to recover from third parties and shall be entitled to retain any amount recovered. Lessor shall supply Lessee with any necessary assignment of claim.

     15   INDEMNIFICATION.

          A. Non-Tax Liability. Lessee agrees to indemnify each of Lessor, its directors, officers and employees and each legal entity, if any, who controls Lessor (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all reasonable fees and charges of internal or external counsel with whom any Indemnified Party may consult and all reasonable expenses of litigation or preparation therefor) which any indemnified Parry may incur or which may be asserted against any Indemnified Party in connection with or arising out of the Lease or any related document by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of Lessee), whether
     (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by Lessee, (b) the manufacture, installation, use, condition (including, but not limited to, latent and other defects and whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing, removal or return of the Equipment, regardless of where, how and by whom operated, or (c) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority, which arises out of or relates to the Lease or any related document; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses to the extent attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Lease, payment of any amounts due and assignment of any rights hereunder. Lessee may participate at its expense in the defense of any such action or claim.

          B. Direct Tax Costs. Lessee agrees to indemnify, protect, and hold harmless each Indemnified Party, from and against any and all taxes, license fees, assessments and other governmental charges, fees, fines or penalties of whatsoever kind or character and by whomsoever payable, which are levied, assessed, imposed or incurred during the lease


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     term, (i) on or relating to the Equipment, including any tax on the sale, ownership, use, leasing, shipment, transportation, delivery or operation thereof, (ii) on the exercise of any option, election or performance of any obligation by Lessee hereunder, (iii) of the kind generally referred to in items (i) and (ii) above which may remain unpaid as of the date of delivery of the Equipment to Lessee irrespective of when the same may have been levied, assessed, imposed or incurred, and (iv) by reason of all gross receipts and like taxes on or measured by Rents payable hereunder levied by any state or local taxing authority having jurisdiction where the Equipment is located. Lessee agrees to comply with all state and local laws requiring the filing of ad valorem tax returns relating to the Equipment. Any statements for taxes received by Lessor shall be promptly forwarded to Lessee. This subparagraph shall not be deemed to obligate Lessee to pay (i) any taxes, fees, assessments and charges which may have been included in Lessor's cost of the Equipment as set forth in Schedule(s) hereto, or (ii) any income or like taxes against Lessor on or measured by the net income from the Rents payable hereunder. Lessee shall not be obligated to pay any amount under this subparagraph so long as it shall, at its expense and in good faith and by appropriate proceedings, contest the validity or the amount thereof unless such contest would adversely affect the title of Lessor to the Equipment or would subject the Equipment to forfeiture or sale. Lessee agrees to indemnify each Indemnified Party against any loss, claim, demand and expense including reasonable legal expense resulting from such nonpayment or contest.

          C. Indemnity Payment. The amount payable pursuant to subparagraphs 15(a) and 15(b) shall be payable upon demand of Lessor accompanied by a statement describing in reasonable detail such loss, liability, injury, claim, expense or tax and setting forth the computation of the amount so payable and such other information as Lessee may reasonably request.

          D. Survival. The indemnities and assumptions of liabilities and obligations of this paragraph 15 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

     16   LESSEE'S ASSIGNMENT. Without Lessor's prior written consent, Lessee shall not assign, bail, sublease, hypothecate, transfer or dispose of the Equipment or any interest in this Lease nor impair Lessor's title to the Equipment. No assignment, whether or not with Lessor's consent, shall release Lessee or any guarantor from any of its respective obligations or otherwise materially adversely affect an-, rights or remedies of Lessor under the Lease. Any attempted assignment without Lessor's written consent shall be void and of no effect. Lessee shall not assign this Lease, nor shall this Lease or any rights under this Lease or in the Equipment inure to the benefit of any trustee in bankruptcy, receiver, creditor, or other successor of Lessee whether by operation of law or otherwise. Notwithstanding the foregoing. Lessee may, without Lessor's prior consent, replace all or any portion of the Equipment, provided that the value of the replacement equipment is equal to or greater than the value of the replaced Equipment.

     17   LESSOR'S ASSIGNMENT. All rights of Lessor hereunder in the Rents and in the Equipment may be assigned, pledged, mortgaged, transferred, or otherwise disposed of,

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either in whole or in part, following notice to Lessee. No such assignee shall be obligated to perform any duty, covenant, or condition required to be performed by Lessor under the terms of this Lease unless such assignee expressly assumes such obligations. Lessor shall remain liable to Lessee hereunder to perform such duty, covenant, and condition unless such assignee expressly assumes Lessor's obligations, in which event Lessee hereby releases Lessor from such obligations. Such assignee shall have all rights, powers and remedies given to Lessor by this Lease, and shall be named as lender loss payee or co-insured under all policies of insurance maintained pursuant to paragraph 18 hereof. If Lessor assigns this Lease or the monies due or to become due hereunder or any other interest herein, Lessee agrees not to assert against Lessor's assignee any defense, set-off, recoupment, claim or counterclaim which Lessee may have against Lessor, whether arising under this Lease or any other transaction between Lessor and Lessee. Subject to paragraph 16 hereof and this paragraph 17, this Lease inures to the benefit of, and is binding upon the heirs, personal representatives, successors and assigns of the parties hereto.

     18   INSURANCE. Lessee will at its own expense insure the Equipment in compliance with the terms and conditions of the applicable Supplement, in form, in an amount and subject to deductibles as are commercially reasonable in Lessor's good faith judgment, with insurance carriers reasonably approved by Lessor. The proceeds of any insurance claim due to the theft or loss of or damage to the Equipment shall be applied as provided in paragraph 14 hereof In addition to the compliance with the terms and conditions of the applicable Supplement and the other terms and conditions of this paragraph 18, Lessee shall comply with the following conditions:

          A. Lessee, prior to the inception of the term, shall deliver to Lessor all required policies of insurance or other proper binding evidence of insurance, which shall be sufficiently detailed to advise Lessor of all types of coverage and inclusions;

          B. Lessee shall cause each insurer to agree by endorsement to the policies that each insurer will give at minimum thirty (30) days' written notice to Lessor before any policy will be altered or cancelled for any reason, including Lessee's failure to pay premiums;

          C. All coverage must be in effect upon delivery, or when Lessee assumes the risk of loss, whichever is earlier, and will provide coverage without geographic limitation;

          D. All policies must provide that Lessor is an additional insured for all aspects of general liability insurance, and is lender loss payee for all aspects of insurance relating to the theft or loss of or damage to the Equipment;

          E. Lessee will famish renewal policies or renewal evidence of insurance listing Lessor as an additional insured and lender loss payee, as required by this Lease, no later than thirty (30) days prior to the expiration of any insurance required hereby;

          F. Lessee appoints Lessor its attorney-in-fact to apply any insurance proceeds received with respect to the Equipment in accordance with this Agreement.


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     19   ADDITIONAL DOCUMENTS. If Lessor shall so request, Lessee shall execute and deliver to Lessor such documents, including UCC financing, amendment and continuation statements, as Lessor shall, in its reasonable judgment, deem necessary or desirable for purposes of continuing this Lease or recording or filing to protect the interest of Lessor in the Equipment. By its signature hereon, Lessee hereby authorizes Lessor to execute and file against Lessee any such UCC financing, amendment and continuation statements. Any such filing or recording shall not be deemed evidence of any intent to create a security interest. All filing fees and expenses shall be borne by Lessee.

     20   FURNISHING FINANCIAL INFORMATION. During the term of this Lease and any extensions or renewals hereof, Lessee will furnish to Lessor:

          A. As soon as available, but in any event within ninety (90) days after the last day of each of its fiscal year ends, the Form 10-K report of Suprema Specialties, Inc. (the "Parent") and its subsidiaries, including Lessee, Suprema Specialties West, Inc., and Suprema Specialties Northeast, Inc. (collectively, the "Subsidiaries") as at the end of such fiscal year and statements of income and retained earnings and cash flows for such fiscal year, each prepared in accordance with GAAP and audited by a firm of independent certified public accountants reasonably satisfactory to the Lessor (with such audit to be accompanied by an unqualified opinion of such independent certified public accountant (other than immaterial qualifications) without limitation as to the scope of such audit), together with management prepared consolidated and consolidating balance sheets. Management shall provide an itemized statement of capitalized expenses, which shall be broken out on the management balance sheet, and any expenses related thereto shall be itemized on the management income statement. Management shall also provide a breakdown of selling, general and administrative expenses. Notwithstanding the foregoing, if the Parent has been granted an extension from filing its Form 10-K report by the Securities and Exchange Commission, then the reports required hereunder shall be due simultaneously with the filing thereof, but in no event later than one hundred ten (110) days from the last day of its fiscal year.

          B. As soon as available, but in any event within forty-five (45) days after the close of each of the first three quarters of each fiscal year, Form I O-Q report and management prepared consolidated and consolidating balance sheets, statements of income and retained earnings and cash flows of the Parent and the Subsidiaries as of the last day of and for such quarter and for the period of the fiscal year ended as of the close of the particular quarter, all such quarterly statements to be certified by the chief financial or accounting officer of the Parent as having been prepared in accordance with GAAP (subject to year-end adjustments and other exceptions specified therein). Management shall provide an itemized statement of capitalized expenses, which shall be broken out on the prepared balance sheet, and any expenses related thereto shall be itemized on the prepared income statement. Management shall also provide a breakdown of selling. general and administrative expenses. Notwithstanding the foregoing, if the Parent has been granted an extension from filing its Form 10Q report by the Securities and Exchange Commission, then the reports required hereunder shall be due simultaneously

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     with the filing thereof, but in no event later than fifty (50) days from the last day of its fiscal year.

     All such financial statements required by this paragraph 20 (the "Financial Statements") are to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except (i) as approved by such accountants or the chief financial officer of the Parent, as the case may be, and disclosed therein and (ii) with respect to any interim statements which may not include all disclosure required by GAAP).

          C. At the same time as Lessee delivers the financial statements called for by subparagraphs (a) and (b) above, the Parent shall deliver to Lessor the certificate of its chief financial officer as called for in Section
     10.2 of the Syndicated Revolving Credit Facility, as that agreement is defined in paragraph 21 below, as the same may be amended from time to time.

     21   INCORPORATION OF COVENANTS BY REFERENCE. Any and all affirmative, negative and financial covenants which may be set forth in any credit agreement, loan agreement, promissory note, guaranty or other agreement, instrument or document entered into between Lessee (or any of its affiliates) as borrower and any affiliate of Lessor, as lender (whether directly as a lender to Lessee or as one lender in a bank syndicate agreeing to lend to Lessee, or as holder of a participation in a loan by another lender to Lessee), including, without limitation, that certain Third Amended Restated Revolving Loan, Guaranty and Security Agreement dated September 23, 1999, between Lessee and Fleet National Bank, et al. (the "Syndicated Revolving Credit Facility") (the "Loan Documents"), are hereby incorporated herein by this reference as if set forth herein at length, as any of the foregoing may be amended or supplemented from time to time (the "Incorporated Provisions"). Any amendments, modifications, waivers or other changes in the terms of any of the Incorporated Provisions shall automatically constitute an amendment to this Lease without any need for further action or documentation. Notwithstanding the foregoing, any such changes to any Incorporated Provision which operate to waive or prevent the occurrence of a default or Event of Default under any Loan Document shall not be effective unless consented to in writing by Lessor in its sole discretion. If any Loan Document terminates or otherwise ceases to be in full force and effect (a "Termination"), all of the Incorporated Provisions of such Loan Document shall survive the Termination and shall continue in full force and effect as a part of this Lease. At any time after a Termination, Lessee shall promptly upon Lessor's request execute and deliver to Lessor an amendment to this Lease, which amendment will expressly incorporate into this Lease all or any number of the Incorporated Provisions of the terminated Loan Document as Lessor in its sole discretion shall select, as such Incorporated Provisions are in effect immediately prior to the date of Termination.

     22   PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR. If Lessee fails to promptly perform any of its obligations (other than payment obligations) under this Lease for more than thirty (30) days following notice from Lessor, Lessor may perform the same for the account of Lessee without waiving Lessee's failure as a default All sums paid or expense or liability incurred by Lessor in such performance (including reasonable legal fees) together with interest thereon at the highest contract rate enforceable against Lessee. but never at a higher rate

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than fifteen percent (15%) per annum simple interest, shall be payable by Lessee upon demand as additional rent.

     23   EVENTS OF DEFAULT. Any of the following events or conditions shall constitute an event of default ("Event of Default") hereunder and entitle Lessor, at its option, to avail itself of the remedies more fully set forth in paragraph 24 hereof:

          A. Non-payment by Lessee of any Rent or other amount provided for in this Lease when due, which continues for a period of ten (10) days following the date of invoicing from Lessor;

          B. Lessee shall (i) fail to perform any covenant or requirement relating to insurance or environmental matters; (ii) fail to keep the Equipment free and clear of any claims, levies, liens and encumbrances;
     (iii) fail to prevent the Equipment from being subjected to a foreclosure or forfeiture proceeding, execution or attachment; or (iv) terminate the Lease or any Schedule prior to the last day of the term;

          C. Death or judicial declaration of incompetency of Lessee, if an individual, or death or judicial declaration of incompetency of an individual partner or member, if Lessee is a partnership or limited liability company;

          D. The filing by or against Lessee of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation. conservatorship, or similar proceeding (and in the case of any such proceeding instituted against Lessee, such proceeding is not dismissed or stayed within ninety
     (90) days of the commencement thereof, provided that Lessor shall not be obligated to advance additional funds during such period);

          E. Lessee shall make an assignment for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of Lessee held by or deposited with Lessor;

          F. A final judgment for the payment of money in excess of $250,000 is rendered against Lessee, or any attachment proceedings are instituted with respect to any significant portion of Lessee's assets or property, and the same shall remain undischarged for a period of ninety (90) days during which execution shall not be effectively stayed;

          G. Lessee, or any affiliate of Lessee, shall default in the payment of principal and/or interest when due (whether by acceleration or otherwise) or shall default in the performance of any obligation or indebtedness owed to the Bank or to any subsidiary or affiliate of the Bank (whether directly as a lender to Lessee or as one lender in a bank syndicate agreeing to lend to Lessee or Lessee's affiliate, or as holder of a participation in a loan by another lender to Lessee or lessee's affiliate), which obligation shall remain in default for lack of performance or which indebtedness shall remain unpaid and unsatisfied following the conclusion of any applicable grace period in respect to such obligation or indebtedness;

          H. If (i) the Lessee ceases to be a wholly owned subsidiary of Suprema Specialties, Inc. ("Suprema"); or (ii) either Mark Cocchiola or Paul Lauriero is no longer actively involved in the day-to-day management of Suprema and the Lessee as President and Executive Vice President, respectively, in substantially the same manner as presently exist; or (iii) Suprema and the Lessee shall fail to continue to engage principally in the businesses of the same general type now conducted by them and preserve, renew and keep in full force and effect their respective corporate existences and take all reasonable action to maintain all rights, privileges, licenses and franchises necessary or desirable as determined in the normal conduct of their respective businesses and comply in all material respects with all material contractual obligations and requirements of law;

          I. Any event described in subparagraphs 23(c) through 23(g) hereof shall occur with respect to any guarantor or any other party liable for payment or performance of this Lease;

          J. Any certificate, or written statement, representation, warranty or financial statement furnished pursuant to or in connection with this Lease by or on behalf of Lessee or any guarantor or other party liable for payment or performance of this Lease is false in any material respect at the time as of which the facts therein set forth were stated or certified, or omits any substantial contingent or unliquidated liability or claim against Lessee or any such guarantor or other party, or, upon the date of execution of this document or any Schedule, there shall have been any materially adverse change in any of the facts disclosed by any such certificate, statement, representation or warranty, which shall not have been disclosed in writing to Lessor at or prior to the time of execution of this document or such Schedule;

          K. An event of default shall have occurred under any other lease agreement wherein Lessor is, at the time of such default, the "lessor" and Lessee is the "lessee";

          L. An event of default shall have occurred under the Syndicated Revolving Credit Facility;

          M. Lessee shall fail to perform any non-monetary covenant, obligation, term or condition of this Lease not described in this Paragraph 23 which failure continues for a period of thirty (30) days following the date of written notice thereof to Lessee by Lessor; provided, however, if such default is of a nature that it cannot reasonably be cured within thirty
     (30) days, if Lessee fails to (i) commence curing such default within thirty (30) days and (ii) diligently pursue the curing of such default.

     24   REMEDIES. Upon the occurrence of any Event of Default hereunder, the rights and duties of the parties shall be as set forth in this paragraph, Lessor may elect, in its sole discretion, to do one or more of the following upon the occurrence of an Event of Default and at any time thereafter:

          A. Upon written notice to Lessee terminate this Lease as to any or all of the Schedules then in effect;

          B. Demand that Lessee return the Equipment to Lessor whereupon Lessee shall promptly deliver the Equipment to Lessor to the place or places designated by Lessor. If Lessee does not so deliver the Equipment, Lessee shall make the Equipment available for retaking and authorizes Lessor, its employees and agents to enter Lessee's premises and any other premises (insofar as Lessee can permit) for the purpose of retaking. In the event of retaking, Lessee expressly waives all rights to possession and all claims for injuries to persons or property suffered through or loss caused by retaking. Any repossession accomplished under this paragraph 24(b) shall not release Lessee from liability for damages of Lessor sustained by reason of Lessee's default hereunder.

          C. Lessor may revoke Lessee's privilege of paying Rent in installments causing acceleration of all remaining Rents through the remaining term of the Lease, and, upon Lessor's demand, as liquidated damages, and not as a penalty, Lessee shall promptly pay to Lessor the aggregate of (i) all Rent accrued and unpaid prior to the date of such Event of Default, (ii) all future Rent due through the end of the basic term or through the end of the current renewal term, as the case may be, discounted to present value, the discount rate to be applied equal to the discount rate of the Federal Reserve Bank of Cleveland then in effect on the earlier of the date of entry of judgment on such claim or the date of payment of such sum by Lessee, (iii) all costs and expenses incurred by Lessor in the repossession, recovery, storage, repair, inspection, appraisal, refurbishing, sale, release or other disposition of the Equipment, (iv) reasonable attorney's fees and costs, including any fees or costs incurred by Lessor in defending any action relating to this Lease or participating in any bankruptcy or insolvency proceeding to which Lessee is a party, or otherwise incurred due to Lessee's default, (v) the estimated residual value of the Equipment as of the end of the current term of the Lease, if any, and (vi) any claim for indemnity under paragraph 15 of this Agreement or under the Supplement, if any, in favor of Lessor hereunder. In the event that any court having jurisdiction shall determine that in calculating damages hereunder as a result of a default by Lessee that sums payable in the future under the Lease, other than future Rent, must be discounted to present value, the discount rate to be applied equal to the discount rate of the Federal Reserve Bank of Cleveland then in effect on the earlier of the date of entry of judgment on such claim or the date of payment of such sum by Lessee.

          D. In its sole discretion, Lessor may sell or release the Equipment or any part thereof, at public auction or by private sale or lease at such time or times and upon such terms as Lessor may determine, free and clear of any rights of Lessee and, if notice thereof is required by law, any notice in writing of such sale or lease by Lessor to Lessee given not less than ten (10) days prior to the date thereof shall constitute reasonable notice thereof to Lessee. All proceeds of the sale or releasing, or both, less (i) all expenses incurred in retaking the Equipment, making necessary repairs to the Equipment and enforcing this Lease, (ii) all damages that Lessor shall have sustained by reason of Lessee's default, and (iii) reasonable attorney's fees and expenses shall be credited against Lessee's liability hereunder as and when received by Lessor. Sums in excess of Lessee's liability shall belong to Lessor. Lessee shall be liable for any deficiency.

          E. The provisions of this paragraph 24 shall not prejudice Lessor's right to recover or prove damages for unpaid Rent accrued prior to default, or bar an action for a deficiency as herein provided, and the bringing of an action with an entry of judgment against Lessee shall not bar Lessor's right to repossess any or all of the Equipment

          F. Lessor's remedies shall be available to Lessor's successors and assigns, shall be in addition to all other remedies provided to it under the UCC (specifically, the remedies set forth in 13 Pa. C.S. ss.ss. 2A523(a), (b) and (c), or by any other applicable law, and may be exercised concurrently or consecutively. LESSEE WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO JUDICIAL HEARING WITH RESPECT TO THE REPOSSESSION OF THE EQUIPMENT BY LESSOR IN THE EVENT OF A DEFAULT HEREUNDER BY LESSEE.

          G. Lessor shall use commercially reasonable efforts to mitigate its damages under this Agreement.

     25   LESSEE REPRESENTATIONS AND WARRANTEES. In order to induce Lessor to enter into this Lease and to lease the Equipment to Lessee, Lessee represents and wan-ants, as of the date hereof, and as of the date of execution of each Schedule hereunder, that:

          A. If not a natural person, Lessee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to conduct its business as such business is presently being conducted, to own or hold property under lease and to enter into and perform its obligations under this Lease. Lessee is duly qualified to do business and is in good standing as a foreign entity in all states where its failure to so qualify would have a material adverse effect on its ability to perform its obligations under this Lease.

          B. Lessee has full power and authority to enter into the transactions provided for in this Lease and has been duly authorized to do so by all necessary and appropriate action and, when executed and delivered by Lessee, this Lease will constitute the legal, valid and binding obligations of Lessee, enforceable in accordance with its terms.

          C. The execution, delivery, and performance by Lessee of this Lease and all related instruments and the consummation by Lessee of the transactions contemplated hereby: (i) do not require any stockholder approval or the consent of any trustee or holder of any indebtedness or obligation of Lessee or any consent, authorization, or approval of, any filing of or registration with, or other action in respect to any federal, state, governmental authority or agency (or, if so required, such approval or consent has been obtained), (ii) do not and will not result in any material violation of any term of any agreement, instrument, judgment, decree, franchise, permit, order, law, statute, rule, or governmental regulation presently applicable to it, (iv) are not in conflict with and do not constitute a default under any of the terms or provisions of, or subject the leased Equipment or any part thereof to any lien of, any indenture, mortgage, lease, contract, or other agreement or instrument (other than this Lease) to which Lessee is a party or by which it or its property is bound or affected, and (v) do not and will not contravene Lessee's articles of incorporation and by-laws or other organizational documents.

          D. There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator, or administrative agency, which would materially adversely affect the financial condition of Lessee or the ability of Lessee to perform its obligation hereunder. Further, Lessee is not in default under any material obligations for the payment of borrowed money, for the deferred purchase price of property or for the payment of any Rent which would have the same such effect.

          E. Under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property.

          F. Lessee's financial statements (copies of which have been furnished to Lessor) have been prepared in accordance with generally accepted accounting principles consistently applied, and accurately and completely present Lessee's financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations.

          G. The address stated on page one of this Lease is the chief place of business and chief executive office of Lessee; and Lessee does not conduct business under a trade, assumed, or fictitious name.

          H. Prior to the year 2000, Lessee reviewed the areas within its business and operations which could be adversely affected by, and developed a program to address on a timely basis, the risk that certain computer applications used by Lessee may be unable to recognize and properly perform date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem did not result in, and is not reasonably expected to result in, any material adverse effect on the business, properties, assets, financial condition, results of operations or prospects of Lessee, or the ability of Lessee to duly and punctually pay or perform its obligations hereunder and under the related documents.

     26   FINANCE LEASE.

          A. Acknowledgment. The Lease is intended as a "Finance Lease" as that term is defined in Section 2A103 of the UCC. Lessee acknowledges that Lessor has not selected, manufactured or supplied the Equipment; that Lessor has acquired the Equipment at the direction of Lessee and solely for the purpose of leasing the Equipment to Lessee; and that (i) Lessee has selected the supplier or vendor of the Equipment, (ii) as provided in paragraph 8, Lessee is entitled to directly enforce against the supplier or vendor of the Equipment, any and all warranties and promises made to Lessor by the supplier or vendor, and (iii) Lessee may communicate directly with the vendor or supplier to obtain a complete and accurate statement of all such warranties or promises, including any disclaimers or limitations thereof

          B. Waiver of Certain of Lessee's Remedies. In recognition that this is a Finance Lease and that Lessor has not sold, selected or delivered the Equipment to Lessee and has made no warranties or representations in respect thereto, to the extent permitted by applicable law, Lessee, for itself and for its successors and assigns, hereby waives any and all rights or remedies afforded a lessee by Sections 2A503 through 2A522 inclusive, of the UCC, including, without limitation, Lessee's right to (i) cancel, terminate or repudiate this Lease or any Schedules hereto; (ii) reject or revoke acceptance of the Equipment; (iii) recover damages from Lessor for any breach of warranty or representation in respect to the Equipment; (iv) assert any security interest in the Equipment in Lessee's possession or control; (v) deduct, recoup or offset of any claimed damages due to Lessor's default; (vi) accept partial delivery of the Equipment or to "cover" by purchasing or leasing replacement equipment; (vii) recover any general, incidental or consequential damages (including without limitation, expenses and commissions in connection with the inspection, receipt, caring for, storing, repair or disposal of any Equipment or (viii) assert a claim by way of replevin, detinue, sequestration, claim, delivery, or the like, for any Equipment.

     27   GOVERNING LAW AND JURISDICTION. This Lease has been delivered and accepted and will be deemed to be made in the State where Lessor's office indicated above is located. THIS LEASE AND ALL AGREEMENTS, INSTRUMENTS AND DOCUMENTS HERETOFORE, NOW OR HEREAFTER EXECUTED BY LESSEE AND DELIVERED TO LESSOR RELATING TO THIS LEASE OR THE TRANSACTIONS CONTEMPLATED HEREBY WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE LESSOR'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. Lessee hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where Lessor's office indicated above is located; provided that nothing contained in this Lease will prevent Lessor from bringing any action, enforcing any award or judgment or exercising any rights against Lessee individually, against any security or against any of Lessee's property within any other county, state or other foreign or domestic jurisdiction. Lessor and Lessee agree that the venue provided above is the most convenient forum for both parties. Lessee waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Lease.

     28   NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party's address set forth above or to such other address as any party may give to the other in writing for such purpose. Copies of all notices to Lessee shall be sent to Blank Rome Tenzer Greenblatt, LLP, 405 Lexington Avenue, New York, NY 10174, Attention: Martin Luskin, Esq.

     29   MISCELLANEOUS.

          A. Whenever the context of this Lease requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural. Whenever the word Lessor is used herein, it shall include all assignees of Lessor. If this Lease is executed by more than one party as Lessee, the obligations of such persons or entities will be joint and several.

          B. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Lease. Section headings in this Lease are included for convenience of reference only and shall not constitute a part of this Lease for any other purpose. Unless otherwise specified in this Lease, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP.

          C. Time is of the essence in the performance of this Lease and each and all of its provisions.

          D. If any provision of this Lease is held invalid or unenforceable, the remaining provisions will not be affected thereby, and to this end, the provisions of this Lease are declared severable.

          E. If there is any conflict between the terms of any Schedule and this document or between any Schedule and any other document, the terms of the Schedule shall control.

          F. This document, the Schedule(s), the Supplement(s), the Addendum(s) and the Acceptance(s) executed by Lessor and Lessee constitute the. entire agreement between Lessor and Lessee with respect to the Equipment and the subject matter of this Lease and supersede all other prior agreements and understandings whether oral or written between the parties with respect to the subject matter hereof. This Lease may not be changed, waived, amended or terminated except by a written agreement signed by both Lessor and Lessee, except that Lessor may insert on the appropriate Schedule the serial numbers of the Equipment after delivery thereof. No express or implied waiver by Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future and/or subsequent Event of Default whether similar in kind or otherwise but shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Lessee in any case will entitle Lessee to any other or further notice or demand in the same, similar or other circumstance.

          G. Lessee hereby authorizes Lessor to make appropriate announcements of the leasing arrangements entered into between Lessor and Lessee, including but not limited to announcements which are commonly known as tombstones, in such publications and to such selected parties as Lessor deems appropriate in its sole and absolute discretion. Lessee shall not issue any press releases or other public disclosures, either written or oral, of the existence or terms of this Lease without Lessor's prior written consent; provide , that the foregoing shall not prohibit Lessee from making any disclosures to or filings with any governmental authority, or from disclosing this Lease to Lessee's accountants, attorneys and other agents or to Lessee's lenders, or from reflecting the terms of this Lease in any financial or accounting statements or reports made public in the ordinary course of Lessee's business.

     30   SECURITY INTEREST. If the Lease is deemed at any time to be a lease intended as security, Lessee hereby grants to Lessor a security interest in the Equipment to secure all sums due hereunder, as well as any other obligations or sums due by Lessee to Lessor, whether now existing or hereafter contracted for or hereafter arising.

     31   COUNTERPARTS. This Lease may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Lease by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party executing this Lease by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

     32 WAIVER OF JURY TRIAL. EACH OF LESSOR AND LESSEE HEREBY WAIVES ANY RIGHT TO DEMAND A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING INSTITUTED BY LESSOR OR LESSEE IN CONNECTION WITH THIS LEASE OR ANY TRANSACTION RELATED HERETO. LESSEE AND LESSOR ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

Lessee acknowledges that it has read and understood all the provisions of this Lease, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof with the intent to be legally bound.

ATTEST:                                 SUPREME SPECIALTIES
                                         NORTHWEST, INC., LESSEE


                                        By:  /s/ Mark Cocchiola           (SEAL)
----------------------------------         -------------------------------------
Name:                                   Name: Mark Cocchiola
      ----------------------------           -----------------------------------
Title:                                  Title:  President
       ---------------------------            ----------------------------------
                                        Federal Tax I.D.#
                                                          ----------------------

                                        Accepted at Pittsburgh, Pennsylvania by:

                                        PNC LEASING, LLC, LESSOR


                                        By: /s/ Michael J. Woodring       (SEAL)
                                            ------------------------------------
                                        Name: Michael J. Woodring
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------

Schedule of Leased Equipment
(First Amendment Tax Lease)                                          PNC LEASING

                                    Master Lease Agreement Number: 2557
Schedule Number: 1                  Master Lease Agreement Date: December 28, 2000
Schedule Date: December 28,2000     Supplement (First Amendment) Date: December 28, 2000

     1    SCHEDULE: This Schedule is attached to and made a part of that certain
Master Lease Agreement as described above between PNC LEASING, LLC as Lessor and SUPREMA SPECIALTIES NORTHWEST, INC. as Lessee, as modified by a Supplement (First Amendment Tax Lease) between Lessor and Lessee as identified above (the "Lease").

     2    EQUIPMENT DESCRIPTION AND LOCATION: See Equipment descriptions and locations on Exhibit A, attached hereto and made a part hereof. The Equipment described on the original copy of Exhibit A in Lessor's possession shall be conclusively presumed to be true and correct

     3    CAPITALIZED COSTS:

     ================== ===================== ==================
       Equipment Cost     Upfront Sales Tax         Total
     ------------------ --------------------- ------------------
       $5,957,400.00             -0-            $5,957,400.00
     ================== ===================== ==================

     4    INTERIM RENT AND PROGRESS PAYMENT FACTORS: During any interim rent term (as defined in the Supplement), Interim Rent shall be calculated based on a Daily Lease Rate Factor of 0 percentage points (0%). During any progress payment term (as defined in the Supplement), Progress Payments shall be calculated based on the Prime Rate [plus/minus] a Progress Payment Factor of 0 percentage points (0%).

     5    BASE LEASE TERM: The base term of the Lease for the Equipment described in this Schedule is eighty-four (84) months commencing on December 28, 2000 and terminating on December 28, 2007, unless sooner terminated under the Lease. A Termination Value Table is attached hereto as Exhibit "B" and made a part hereof.

     6    RENT: Total rent of $6,689,620.22, exclusive of applicable sales taxes, is due and payable as follows:

     =============================== =================== ============ ===================
             Number and Type            Date Payments     Amount of     Date Payments
               Of Payments                 Commence        Payments       Terminate
     ------------------------------- ------------------- ------------ -------------------
     84 monthly payments, in advance  December 28, 2000   $79,638.34   November 28, 2007
     =============================== =================== ============ ===================

     7    SALES TAX: Upfront sales tax on the lease transaction in the amount of
$-0- is due from Lessee on the commencement date of the base term of the Lease.


     8    EARLY TERMINATION OPTION: In accordance with paragraph 8 of the
Supplement referenced above, Lessee may terminate the Lease on the last day of the twelfth

(12th) month of the base term by returning all (but not less than all) of the Equipment to Lessor, and paying to Lessor a termination fee equal to 80.10 % of the Equipment Cost.

     9    EARLY BUYOUT OPTION: In accordance with paragraph 11 of the Supplement referenced above, Lessee may purchase all (but not less than all) of the Equipment on the last day of the seventy-second (72nd) month of the base term for a purchase price equal to thirty-five percent (35%) of the Equipment Cost.

     10   PURCHASE OPTION: In accordance with subparagraph 12(a) of the
Supplement referenced above, Lessee may purchase all, but not less than all, of the Equipment described herein, by paying to Lessor on the last day of the base term of the Lease, an amount equal to the greater of (i) the fair market value of the Equipment determined as provided in subparagraph 12(b) of the Supplement referenced above, or (ii) twenty percent (20%) of the Equipment cost.

     11   RENEWAL: In accordance with subparagraph 12(c) of the Supplement referenced above, Lessee may extend the Lease for a Renewal Term of sixteen (16) months with a monthly rent equal to 1.33680 percent of the Equipment cost, plus applicable taxes, with the first such rent being due and payable by Lessee on December 28, 2007.

     12 DEPRECIATION RECOVERY PERIOD: For purposes of Sections 168(e)(3) and 168(c) of the Code (as defined hereafter), the Equipment constitutes seven (7) year recovery property.

Lessee Acceptance Certificate
This Lessee Acceptance Certificate ("Acceptance") is hereby made a part of the Lease referenced above, the terms and conditions of which are incorporated herein by reference. All of the Equipment on Exhibit A was received by us and is in good order and condition, installed to our satisfaction and acceptable to us. We reaffirm all of the terms of Paragraph 8 of the Master Lease. We approve the payment of the invoice(s) covering the Equipment for the amount(s) shown thereon. We represent and warrant (a) that the representations and warranties as set forth in paragraph 25 of the Lease are true and correct as of the date hereof; (b) that we have satisfied or complied with all requirements set forth in the Lease to be satisfied or complied with on or prior to the date hereof; and (c) that no Event of Default under the Lease has occurred and is continuing on the date hereof. All of the Equipment has been fully delivered and installed at the location where it will be used as of the following date: December 28, 2000

WITNESS the due execution hereof with the intent to be legally bound.

PNC LEASING, LLC, Lessor            SUPREME SPECIALTIES NORTHWEST, INC., Lessee
By: /s/ Michael J. Woodring         By: /s/ Mark Cocchiola
    --------------------------          ----------------------------------------


Title:   Vice President             Title: President
      ------------------------            --------------------------------------
upplement to Master Lease Agreement                          PNC LEASING
(First Amendment Tax Lease)

                        Lessee: SUPREMA SPECIALTIES NORTHWEST, INC.
                        Supplement Date: December 28,2000
                        Master Lease Agreement No.: 2557
                        Master Lease Agreement Date: December 28, 2000

     1 SUPPLEMENT. This Supplement to Master Lease Agreement ("Supplement") is hereby made a part of the Lease referenced above between the undersigned Lessor and Lessee. All terms and conditions of said Lease are incorporated herein by reference.

     2 EQUIPMENT. The Equipment which is subject to the Lease is or will be described on one or more Schedule(s) of Leased Equipment which make reference to the Lease and this Supplement, and includes all products (including without limitation insurance proceeds) of the Equipment, and all additions and accessions thereto, substitutions therefor and replacements thereof.

     3 TITLE OF EQUIPMENT. At Lessee's request, Lessor has purchased the Equipment as a buyer in the ordinary course of business for value. Title to the Equipment leased hereunder shall remain with the Lessor at all times. Lessee shall have no right, title or interest in or to the Equipment except as expressly set forth in the Lease.

     4 EQUIPMENT LOCATION. The Equipment shall be located at the address stated in the applicable Schedule and shall not be removed without Lessor's prior written consent.

     5 INTERIM RENT TERM. The interim rent term of the Lease as respects any Equipment described in the applicable Schedule shall commence on the earlier of
(a) the date of Lessor's first advance of funds for the purchase of such Equipment and (b) the date of Lessee's acceptance of such Equipment, and shall terminate on the day before the commencement of the base lease term for such Schedule.

     6 INTERIM RENT. During the interim rent term, Lessee shall pay Lessor as additional Rent Interim Rent for each Item of Equipment, an amount equal to the product of Lessor's capitalized cost for such Item times the number of days in the interim rent term times the Daily Lease Rate Factor provided for in the applicable Schedule. Interim Rent shall be due and payable monthly in arrears during the interim rent term.

     7 LEASE TERM. The base term of the Lease as respects the Equipment is set forth in the applicable Schedule.

     8 EARLY TERMINATION OPTION. After ninety (90) days prior written notice to Lessor, provided that no Event of Default exists under the Lease, and further provided Lessor has received Lessee's twelfth (12th) monthly rental payment, Lessee shall have the option to terminate the Lease and return all (but not less than all) of the Equipment to Lessor. Lessee shall exercise such option by paying to Lessor, on the last day of the twelfth (12th) month of the base term, a termination fee in immediately available funds equal to 80.10% of the Equipment Cost as set forth in the applicable Schedule. Upon return of all the Equipment in accordance with paragraph 13 below, and payment of the termination fee to Lessor, the Lease shall be terminated; subject, however, to the post-termination survival of such indemnitees, liabilities and obligations as may be required under the Lease. This early termination option shall be available to Lessee only in the time period set forth in this paragraph
8. available to Lessee only in the time period set forth in this paragraph 8.

     9 RENT. The Lessee agrees to pay basic rent for the Equipment in the amount and on the dates set forth in the applicable Schedule plus applicable taxes, if any.the dates set forth in the applicable Schedule plus applicable taxes, if any.

     10 TAX INDEMNIFICATION. 10 TAX INDEMNIFICATION.

          A. Tax Assumptions. This Lease has been entered into on the basis that Lessor is entitled to such federal, state and local income tax deductions, credits and other benefits (the "Tax Benefits') as are provided to an owner of property including, without limitation: (A) the Recovery Deductions (as defined herein); and (B) the interest deduction under the Internal Revenue Code of 1986, as amended (the "Code') in the fall amount of any interest paid or accrued by Lessor, using Lessor's method of tax accounting, for any indebtedness incurred by Lessor in financing its purchase of the Equipment (the "Interest Deductions").

          B. Tax Representations. Lessee represents and warrants to Lessor (the "Tax Representations") that: (A) for purposes of Section 168(e)(3) and 168(c) of the Code, each Item of Equipment constitutes an --------------------- asset described in the "property class" and "applicable recovery period" as designated in paragraph 10 of the applicable Schedule; (B) the Lessor shall be entitled to claim federal, state and local depreciation deductions (the "Recovery Deductions" which are based upon, and will fully recover, the total cost of each Interim of Equipment, including, for federal income tax purposes, modified accelerated cost recovery system deductions computed pursuant Supplement to Code
     Section 168(b)(1)(A) and (B) and 168(e)(3) based upon 100% of Lessor's original cost of each Item of Equipment; (C) each Item of Equipment is not "limited use property" within the meaning of Revenue Procedure 76-30 (1976-2 Cum. Bull. 647), and no improvements, changes, additions, or alterations made by or at the request of Lessee will cause such Item of Equipment to be "limited use property"; (D) this Lease, including any and all Schedules, constitutes a true lease" for federal, state and local income tax purposes and Lessor will be the "true owner" of each Item of Equipment entitled to claim the Recovery Deductions and other Tax Benefits anticipated by Lessor hereunder; (E) each Item of Equipment is reasonably estimated to have an economic useful life of at least 125% of the initial term of the Lease and have an economic value of at least 20% of Lessor's original cost of the Item of Equipment at the expiration of the lease term;
     (F) each Item of Equipment does not and will not require any improvements. modifications, alterations or additions in order to render it complete for its intended use by Lessee; (G) Lessor will not realize any taxable income as a result of any improvements, modifications, alterations or additions to the Equipment or any Item of Equipment made by anyone other than Lessor,
     (H) all amounts includable in the gross income of Lessor with respect to each Item of Equipment and all deductions allowable to Lessor with respect to each Item of Equipment will be treated as derived from, or allocable to sources within the United States; and (I) Lessee will maintain sufficient records to verify such use which records will be furnished to Lessor within 30 days after receipt of a demand therefor.

          C. Tax Indemnity. If for any reason whatsoever, including, without limitation, the falsehood or inaccuracy of any Tax Representation (excluding only a failure of Lessor to claim properly or timely the Recovery Deductions or Interest Deductions for the appropriate year, or the failure of Lessor to have sufficient taxable income to benefit from the Recovery Deductions or Interest Deductions): (A) Lessor shall lose, shall not have or shall lose the right to claim or there shall be disallowed, eliminated, reduced, or recaptured with respect to Lessor, for federal, state or local income tax purposes, all or any portion of the Tax Benefits with respect to an Item of Equipment; or (B) the Lessor's anticipated net after-tax economic and accounting yields and periodic net after-tax cash flows over the term of the applicable Schedule (based upon the same assumptions used by Lessor in originally evaluating the Lease and applicable Schedule at the commencement of the term of the applicable Schedule) (the Lessor's "Anticipated Economics") is adversely affected due to (i) any income or deductions with respect to any Item of Equipment being treated as derived from, or allocable to, sources without the United States, or (ii) enactments of new income tax legislation or amendments and other changes to the Code or any other state or local income tax law, including the promulgation of regulations and judicial or administrative rulings with respect thereto; or (C) the Lessor shall be required to include any amount in its taxable income as a result of any improvements. modifications, alterations or additions to any Item of Equipment made by anyone other than Lessor (an occurrence of an event under (A), (B) and/or
     (C) being referred to individually or collectively as a "Loss"); then, at the option of the Lessor, (x) the rent over the remainder of the term of the applicable Schedule shall, on and after the next succeeding rent payment date, after written notice to Lessee by Lessor that a Loss has occurred, be increased by such amount which, in the sole opinion of Lessor, after deduction of all taxes owed by Lessor to any governmental or taxing authority as a result of such increase in rent, will cause Lessor's actual net after-tax economic and accounting yields and periodic net after-tax cash flows over the term of the applicable Schedule (the Lessor's "Actual Economics") to equal the Lessor's Anticipated Economics that would have been available if such Loss had not occurred. and Lessee shall forthwith pay to Lessor, on demand, an amount which, after deduction of all taxes owed by Lessor to any governmental or taxing authority as a result of the receipt of such amount, shall be equal to the amount of any penalties, interest or additions to tax which may be assessed by any governmental or taxing authority against Lessor attributable to the Loss, or (y) after written notice to Lessee by Lessor that a Loss has occurred, Lessee shall pay to Lessor, upon demand, in a lump sum, an amount which, after deduction of all taxes owed to any governmental or taxing authority by Lessor as a result of the receipt of such lump sum payment, will cause Lessor's Actual Economics to be equal to the Lessor's Anticipated Economics that would have been available if such Loss had not occurred plus an amount which, after deduction of all taxes owed by Lessor to any governmental or taxing authority as a result of the receipt of such amount, shall be equal to the amount of any penalties, interest, or additions to which may be assessed by any governmental or taxing authority against Lessor attributable to the Loss.

          D. Calculation. All calculations of Lessor's Actual Economics with respect to a Loss shall be determined on the basis of that assumption that Lessor will be subject to federal, state and local corporate income tax rates at the maximum statutory rate. Any written notice that any Loss has occurred pursuant to this paragraph 10 shall be accompanied by a written statement from Lessor describing in reasonable detail such Loss and the computations of the amounts payable, either in a lump sum or revised rent payments as set forth above, which computation shall be binding and conclusive upon Lessee, absent manifest error.

          E. Interest. Upon failure to pay any indemnification amount when due, by demand or otherwise, such unpaid obligation shall bear interest at a per annum, rate equal to the prime rate of interest as announced, from time to time, by the Bank.

          F. Consolidated Return. As used in this paragraph 10, the term "Lessor" shall include any successor or assign of Lessor and an, member of an affiliated group of which Lessor is, or may become, a member if consolidated, joint or combined returns are filed for such affiliated group for federal, state or local income tax purposes.

          G. Survival. The indemnities and assumptions of liabilities and obligations provided for in this paragraph 10 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease.

     11 EARLY BUYOUT OPTION. After ninety (90) days prior written notice to Lessor, provided that no Event of Default exists under the Lease, and further provided that Lessor has received Lessee's seventy-second (72nd) monthly rental payment, Lessee may, on the last day of the seventy-second (72nd) month of the base term, purchase all (but not less than all) of the Equipment for a purchase price equal to 35% of the Equipment Cost as set forth in the applicable Schedule, payable in immediately available funds. Thereupon, the Lessor shall convey the Equipment to the Lessee on an as-is, where-is basis, without representation or warranty whatsoever, except that the Equipment shall be conveyed free and clear of any liens or encumbrances created due to or through the acts or omissions of Lessor. This early buyout option shall be available to Lessee only in the time period set forth in this paragraph 11.

     12 END OF TERM OPTIONS.

          A. Provided that no Event of Default will have occurred and be continuing, on the expiration of the base lease term under any applicable Schedule, at its option, Lessee may purchase all of the Lessor's right, title and interest in and to all, but not less than all of the Equipment described in such Schedule. On the last day of the base lease term under any applicable Schedule, the Lessee shall pay to the Lessor an amount equal to the greater of (i) the fair market value of the Equipment described in the applicable Schedule determined in accordance with the provisions of subparagraph (b), or (ii) the percent of the Equipment Cost stated in such Schedule. In order to exercise its option,

     Lessee shall notify Lessor in writing of its intention to exercise such option at least 180 days prior to the expiration of the base lease term under any applicable Schedule. Lessee will deliver to the Lessor, on or before the expiration of the base lease term, an appraisal of the Equipment as described in subparagraph (b), together with the payment of the purchase price in immediately available funds. Thereupon, the Lessor shall convey the Equipment to the Lessee on an as-is, where-is basis without representation or warranty whatsoever, except that the Equipment shall be conveyed free and clear of any liens or encumbrances created due to or through the acts or omissions of the Lessor.

          B. As used in subparagraph (a), "fair market value" of the Equipment described in the applicable Schedule shall be the value of the Equipment as of the last day of the base term of the Lease, as determined by an appraiser selected by the Lessor and retained at Lessee's expense. For purposes of determining the fair market value, the appraiser shall be instructed to assume that the Equipment is in the condition required by the terms of the Lease. The report of the appraiser shall be in writing and delivered to the Lessor on or before the expiration of the base lease term.

          C. In the event that the Lessee does not purchase the Equipment in accordance with subparagraph (a), then (i) Lessee shall continue to pay rent for the remainder of the base lease term in the amount set forth in the applicable Schedule, and (ii) this Schedule shall automatically be extended for an additional term (the "Renewal Term") as stated in the applicable Schedule, without further action on the part of the Lessor or the Lessee. At the expiration of the Renewal Term and conditioned that no Event of Default shall have occurred and be continuing, the Lessee may either (i) purchase the Equipment at the fair market value as of the last day of the Renewal Term as determined in accordance with this paragraph 12, or (ii) return the Equipment to the Lessor in accordance with paragraph 13. Lessee shall notify Lessor of its election to either purchase or return the Equipment not less than sixty (60) days prior to the expiration of the Renewal Term. If Lessee fails to so notify Lessor of its election, this Lease will be deemed extended on a month-to-month basis on the same terms and conditions until Lessee provides Lessor with written notice of its election to terminate the Lease not less than sixty (60) days from the date of such notice.

     13 RETURN OF EQUIPMENT. Upon the expiration or earlier termination of this Lease, Lessee shall return the Equipment described in the applicable Schedule, freight and insurance prepaid, to Lessor (or Lessor's nominee) at a location designated by Lessor. If requested by Lessor, Lessee will provide 180 days free storage at the Equipment's location at the expiration of the term. During the storage period, Lessee shall maintain the Equipment in operating condition for the purpose of on-site inspections by prospective buyers and shall keep the Equipment insured in accordance with paragraph 18 of the Lease. The Equipment and all parts thereto shall be free and clear of all liens (other than Lessor liens), and shall be free of all advertising or insignia and residual materials, cleaned, painted, complete with no missing components or attachments, and fully operational and able to perform its described task effectively, without repair or overhaul, within the original tolerances and specifications set by the manufacturer. Any and all costs of dismantling, packing, and removing of the Equipment shall also be paid by Lessee. If the Equipment is returned in a condition other than that described,

Lessor may commission an independent appraiser, licensed professional engineer, or manufacturer technical representative, obtained by Lessor at Lessee's cost and expense, to determine the extent of costs to return the Equipment to the condition required herein. Lessee shall promptly advance payment for all necessary repairs. Lessee's obligations to pay for repairs shall be reduced by any proceeds of insurance which Lessor has received due to the damage to the Equipment. If Lessee fails to provide timely notice of return or fails to return the Equipment to the designated location at the end of the base lease term or any renewal thereof under the applicable Schedule, and does not exercise the renewal or purchase options provided for herein (if any), then, at Lessor's option, the Lease as it relates to the applicable Schedule will be deemed extended on a month-to-month basis for a minimum renewal term of three (3) months, with rent due on the day of each month applicable and at the rate applicable to the base lease or renewal term just ended.

     14   FAIR MARKET VALUE AND ESTIMATED USEFUL LIFE. In all circumstances, except where Lessee has elected to purchase the Equipment pursuant to paragraph 12(a), fair market value, fair market rental value and estimated useful life of the Equipment shall be determined by an appraiser selected by the Lessor and approved by Lessee in its reasonably judgment. The appraiser shall determine the fair market value of the Equipment on its in place value without reduction or consideration of the cost of dismantling, preparation for shipping or transportation of the Equipment. For purposes of determining the fair market value, the appraiser shall be instructed to assume that the Equipment is in the condition required by the terms of the Lease. The appraiser's decision shall be binding on the parties. If Lessee has given Lessor notice of Lessee's intention to exercise its purchase or renewal option, and the Lessor has obtained an appraisal of the Equipment as provided for herein, Lessee shall be bound by the appraisal and shall purchase the Equipment, or renew the Lease, as the case may be, at the value determined by the appraisal. The cost of the appraisal shall be borne by the Lessee.

     15   MARKETING OF EQUIPMENT. At Lessor's request, Lessee shall mark the
Equipment in a reasonably distinct and conspicuous manner with the name of the Lessor followed by the words "Owner and Lessor" or other appropriate words designated by Lessor. Lessee shall not alter, deface or remove any of Lessor's ownership identification plates or markings on the Equipment and, upon Lessor's request, Lessee shall affix or re-affix such identification.

     16 INSURANCE. In addition to the requirements contained in paragraph 18 of the Lease, the following insurance requirements shall apply:

     Liability Coverage:
          A. General liability including/comprehensive form:
     premises/operations; products/completed operations, contractual liability; independent contractors; broad form property damage; personal injury; and collapse hazard.

          B. Bodily Injury and Property Damage Combined Single Limit Per
     Occurrence: $3,000,000.

          C. Fire-legal liability-custody, care or control, each occurrence: $ 1,000,000.

     Property Coverage:
     (a) All risk of physical loss; Equipment must be insured for at least the total original cost

     17   COVENANTS. By executing and delivering to Lessor the Lessee Acceptance
Certificate included within each applicable Schedule Lessee warrants, covenants and agrees that (a) Lessee has received all of the Equipment described in such Schedule at the location, described in such Schedule; (b) Lessee has duly inspected and accepts such Equipment without reservation; (c) Lessee L, unconditionally bound to pay to Lessor the total rent and other payments due under the Lease, whether or not the related Equipment may now or hereafter become unsatisfactory in any respect; and (d) notwithstanding anything contained herein, Lessor and Lessee shall continue to have all rights which either of them might otherwise have with respect to the related Equipment against any manufacturer or seller of such Equipment or any part thereof.

     18   ADDITIONAL PROVISIONS. (a) Each applicable Schedule is incorporated herein by reference; and (b) Lessee grants Lessor the right to insert the Equipment description and payment dates and terms in each applicable Schedule at the time of commencement of the base lease term.

WITNESS the due execution hereof with the intent to be legally bound.


Lessor: PNC LEASING, LLC            Lessee: SUPREME SPECIALTIES NORTHWEST, INC.
By: /s/ Michael J. Woodring         By: /s/Mark Cocchiola
    --------------------------          ---------------------------------------

Title: Vice President               Title: President
       -----------------------             ------------------------------------